                              JANUS ADVISER SERIES

                Supplement dated April 11, 2003 to the currently effective Statement of Additional Information dated December 31, 2002

The information regarding the average annual total returns before taxes for Class C Shares in the Performance Information section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

The Funds' Class C Shares commenced operations on September 30, 2002. The performance shown below for Class C Shares reflects the historical performance of Class I Shares of the Funds prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

The Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series ("Predecessor Funds") into the Funds. The Class I Shares' performance reflects the performance of the Retirement Shares of the Predecessor Funds prior to August 1, 2000. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations. After-tax returns for Class C Shares of the Funds are calculated using distributions for Class I Shares of the Funds for the period August 1, 2000 to July 31, 2002; if applicable, actual distributions for the Predecessor Funds for the period May 1, 1997 to July 31, 2000; and, if applicable, actual distributions for Institutional Shares of the corresponding Janus Aspen Series fund for periods prior to May 1, 1997. If Class C Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. No performance information is available for Risk-Managed Large Cap Growth Fund, Risk-Managed large Cap Core Fund and Mid Cap Value Fund because these Funds did not commence operations until December 31, 2002.

The average annual return before taxes assumes that (1) the initial sales load is deducted from the initial $1,000 payment; (2) all distributions by a Fund are invested at the price stated in the Prospectus on the reinvestment dates during the period; and (3) shares were held for the entire measurement periods and completely redeemed with the deferred sales load deducted at the time, in the amount and under the terms disclosed in the Prospectus. The average annual total return before taxes of the Funds' Class C Shares (computed to include the returns of the Predecessor Funds prior to the reorganization, except for Strategic Value Fund and International Value Fund, which do not have Predecessor Funds because they commenced operations on August 1, 2000 and May 1, 2001, respectively), computed as of July 31, 2002, is shown in the table below.

                                                                           Average Annual Total Return
                                                                                  (Before Taxes)
                                                                                                    Life of
                                                                                                     Fund
                                                         Number                                   (including
                                           Inception    of Months      One       Five      Ten    Predecessor
Fund Name                                   Date(1)    in Lifetime     Year      Years    Years      Fund)
-------------------------------------------------------------------------------------------------------------
Growth Fund                                 9/13/93       106.5       (32.52%)   (0.79%)   N/A        6.99%
Aggressive Growth Fund                      9/13/93       106.5       (37.62%)   (1.14%)   N/A        6.54%
Capital Appreciation Fund                    5/1/97          63       (19.06%)    7.54%    N/A       12.30%
Core Equity Fund                             5/1/97          63       (20.45%)    7.27%    N/A       11.77%
Balanced Fund                               9/13/93       106.5        (9.51%)    8.29%    N/A       11.38%
Growth and Income Fund                       5/1/98          51       (21.65%)      N/A    N/A        5.34%
Strategic Value Fund                         8/1/00          24       (27.42%)      N/A    N/A      (20.11%)
International Fund                           5/2/94          99       (26.18%)    0.86%    N/A        9.23%
Worldwide Fund                              9/13/93       106.5       (27.90%)    0.86%    N/A       10.67%
International Value Fund(2)                  5/1/01          15        (8.48%)      N/A    N/A       (8.72%)
Flexible Income Fund                        9/13/93       106.5         2.56%     5.08%    N/A        6.73%

(1) Of Predecessor Fund, if applicable.
(2) Formerly, Global Value Fund

108-31-030 4/03